Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of VitaSpring Biomedical Co., Ltd. (the “Company”), on Form 10-Q for the period ended October 31, 2022, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Kao, Cheng-Hsiang, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended October 31, 2021, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended October 31, 2022, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 21, 2022	By:	/s/ Kao, Cheng-Hsiang
Kao, Cheng-Hsiang
Principal Executive Officer VitaSpring Biomedical Co., Ltd.